UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2021

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of April 15, 2021, Monro, Inc. (the “Company”) and Maureen Mulholland, the Company’s Executive Vice President - Chief Legal Officer and Secretary, entered into a letter agreement (the “Agreement”) pursuant to which Ms. Mulholland is entitled to certain payments upon termination or a change in control of the Company.

Under the Agreement, if Ms. Mulholland is terminated without Cause or resigns for Good Reason (both as defined in the Agreement) and signs a general release in favor of the Company, she is entitled to (1) base salary earned through the date of termination; (2) one year’s annual base salary; (3) pro rata bonus based on the number of days she was employed during the applicable fiscal year; (4) the immediate vesting of time-vesting equity awards, exercisable for 90 days after the separation date; and (5) pro rata portion of performance-vesting equity awards based on the performance period and achievement of applicable goals. Ms. Mulholland will be entitled to the same compensation if she is terminated or resigns for Good Reason within two years of a Change in Control (as defined in the Agreement), except that she will be entitled to two years’ of base salary payable after the separation date instead of one year.

A copy of the Agreement is attached to this Current Report as Exhibit 10.67 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report:

Exhibit Number	Description

10.67	Letter Agreement by and between Monro, Inc. and Maureen Mulholland, dated April 15, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

April 21, 2021	By:	/s/ Brian D’Ambrosia
Brian D’Ambrosia
Executive Vice President – Chief Financial Officer and Treasurer